UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026
Intel Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2200 Mission College Boulevard, Santa Clara, California		95054-1549
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On October 29, 2026, Intel Corporation (“Intel” or the "Company") issued a press release announcing the financial results of its third quarter ended September 26, 2026 and forward-looking statements relating to its fourth quarter of 2026. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The attached press release includes non-GAAP financial measures relating to our operations and forecasted outlook. Certain of these non-GAAP measures will be used in Intel’s earnings conference for the third quarter of 2026. In addition, the attached press release includes reconciliations of these non-GAAP measures to GAAP measures, as well as an explanation of how management uses these non-GAAP measures and the reasons why management views these measures as providing useful information for investors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to these results should be carefully evaluated.
The information in Item 2.02 of this Report and the press release attached hereto as Exhibit 99.1 are furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits.
The following exhibits are provided as part of this Report:

Exhibit Number	Description
99.1	Press Release entitled “Intel Reports Third-Quarter 2026 Financial Results” dated October 29, 2026.
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intel Corporation (Registrant)

Date: October 29, 2026	By:	/s/ David Zinsner
David Zinsner
Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)